INVESTOR PRESENTATION February 2025 EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “confident,” “could,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including our ability to successfully commence operations, the demand for its services and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East, including rising tensions with Iran, and the Russia-Ukraine war, general economic conditions, including impact of continued inflation and central bank policy actions, changes in U.S. trade policy, including proposed tariffs, and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us. Accordingly, no assurances can be given that the actual events and results will not be materially different from the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

EXHIBIT 99.2

Non-GAAP Reconciliations

This presentation references "Adjusted Net Income (Loss)," "Adjusted EBITDA," "Free Cash Flow" and "Free Cash Flow adjusted for Acquisition Consideration," which are not financial measures presented in accordance with GAAP. We define Adjusted Net Income (Loss) as net income (loss) plus impairment expense, less income tax benefit. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit), and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets and business, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (v) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow adjusted for Acquisition Consideration as Free Cash Flow excluding net cash paid as consideration for business acquisitions.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted Net Income (Loss), Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted Net Income (Loss), Adjusted EBITDA, Free Cash Flow or Free Cash Flow adjusted for Acquisition Consideration in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted Net Income (Loss), Adjusted EBITDA, Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

	Three Months Ended	
(in thousands)	December 31, 2024	September 30, 2024
Net (loss) income	($17,062)	($137,067)
Depreciation and amortization	47,706	54,299
Impairment expense (1)	23,624	188,601
Interest expense	1,882	1,939
Income tax (benefit) expense	(3,343)	(41,365)
(Gain) loss on disposal of assets and business	(4,433)	2,149
Stock-based compensation	4,313	4,615
Business acquisition contingent consideration adjustments	(800)	(1,800)
Other expense (income), net	76	(1,799)
Other general and administrative expenses, net	264	346
Retention bonus and severance expense	429	1,212
Adjusted EBITDA	$52,656	$71,130

	Three Months Ended	
(in thousands)	December 31, 2024	September 30, 2024
Net (Loss) income	($17,062)	($137,067)
Impairment expense (1)	23,624	188,601
Income tax benefit	(7,158)	(38,230)
Adjusted Net Income (Loss)	($596)	$13,304

	Three Months Ended		Twelve Months Ended	
(in thousands)	December 31, 2024	September 30, 2024	December 31, 2024	December 31, 2023
Net Cash provided by Operating Activities	$37,863	$34,669	$252,295	$374,742
Net Cash used in Investing Activities	(24,496)	(39,680)	(155,099)	(384,127)
Free Cash Flow (FCF)	13,367	(5,011)	97,196	(9,385)
Acquisition Consideration	–	–	21,038	22,215
Free Cash Flow adjusted for Acquisition Consideration	$13,367	($5,011)	$118,234	$12,830

(1) For the three months ended September 30, 2024, this amount represents the noncash impairment expense of our conventional Tier II diesel-only hydraulic fracturing pumping units and associated conventional assets. For the three months ended December 31, 2024, this amount represents a noncash impairment expense of goodwill in our wireline operating segment.

PROPETRO®

© 2025 ProPetro Holding Corp. All Rights Reserved.

3

© 2025 ProPetro Holding Corp. All Rights Reserved. 4 ProPetro’s Investment Thesis Strong free cash flows from reduced capex and targeted M&A Over $1B invested in a refreshed asset base, new technology, and diversified service offering Discounted valuation multiple relative to peers with a strong balance sheet Pure-play exposure to the Permian Basin, the world’s leading region for hydrocarbon production Superior field performance for blue-chip E&P customers Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWRSM offering © 2025 ProPetro Holding Corp. All Rights Reserved. EXHIBIT 99.2

EXHIBIT 99.2

PROPETRO®

Leading energy services provider to blue-chip oil and gas producers in the Permian Basin

Provider of completions and power generation services

Innovating to meet the growing demand of FORCE® electric hydraulic fracturing fleets

Expanding to meet all electricity needs with PROPWR, a comprehensive power generation solution

SILVERTIP COMPLETION SERVICES

AQUA PROP

PROPWR

NYSE

PUMP

2024 Free Cash Flow adjusted for Acquisition Consideration(1)

$118M

2024 Revenue

$1.4B

2024 Adjusted EBITDA(1)

$283M

Headquartered in

Midland, Texas


FORCE
PROPETRO
DANGER
HIGH VOLTAGE
Q1

(1) Free Cash Flow adjusted for Acquisition Consideration and Adjusted EBITDA are non-GAAP financial measures; see the reconciliations on the "Non-GAAP Reconciliations" slide. M for millions and B for billions.

PROPETRO®
© 2025 ProPetro Holding Corp. All Rights Reserved.

6 14% Wireline 10% Cementing Premium Completions Services 2024 Revenue Mix by Service Line 76% Hydraulic Fracturing © 2025 ProPetro Holding Corp. All Rights Reserved. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 7 Our Strategy and Execution Optimize and industrialize Strategic transactions Fleet transition and innovative technologies Strong financial foundation Power generation opportunity Generate durable earnings and increase free cash flow EXHIBIT 99.2

EXHIBIT 99.2

Land of Reliable Energy

THE PERMIAN BASIN

The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas.

- ProPetro is strategically located in and levered to the Permian, with 100% of revenue coming from this region.

U.S. Crude Oil Production Forecast
(Mb/D)


Permian
Williston
Eagle Ford
DJ
GoM
Others
Alaska
8
7
6
5
4
3
2
1
0
19
20
21
22
23
24
25

Sources: Energy Aspects, EIA.


Midland, Texas
Corporate Headquarters and primary operating facilities

PERMIAN BASIN

~40% of US oil production
~86,000 square miles

PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.
8

EXHIBIT 99.2

A Strategy Yielding Results

Despite the holiday and seasonality impact, 4Q24 signaled continued reliability of financial performance in the business which ultimately drove strong full year free cash flow performance.

(In millions except %'s and per share data)	TOTAL REVENUE	NET INCOME (LOSS)	EARNINGS PER SHARE[1]	ADJUSTED EBITDA[2][3]	CASH FLOW FROM OPERATIONS	FREE CASH FLOW[2]	TOTAL LIQUIDITY[4]
4Q24	$321	($17)	($0.17)	$53	$38	$13	$161
3Q24	$361	($137)	($1.32)	$71	$35	($5)	$127
Δ	-11%	+$120	+$1.15	-26%	+$3	+$18	+$34
		Adjusted Net Income[2] was ($0.6) and excludes noncash impairment expense.[5]	4Q24 noncash impairment expense contributed $0.23 pre-tax impact.[6]		3Q24 and 4Q24 were impacted by investments in working capital.	Adjusted EBITDA[2] less incurred capex of $25 was $28 in 4Q24.	Retired 13M shares (11%) outstanding since inception through December 31, 2024

(1) Earnings per share metrics are calculated using a fully diluted share count of 104M and 103M for 3Q24 and 4Q24, respectively.
(2) Adjusted Net Income, Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see the reconciliations on the "Non-GAAP Reconciliation" slide.
(3) Inclusive of operating lease expense related to FORCE® fleets of $13M and $15M for 3Q24 and 4Q24, respectively.
(4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end.
(5) Represents the noncash impairment expense of $24M related to full impairment of the goodwill in our wireline reporting unit.
(6) Calculated as $24M impairment expense divided by 103M fully diluted shares.

PROPETRO

9

EXHIBIT 99.2

Evolving To Accelerate Free Cash Flow Performance

PROPETRO FREE CASH FLOW AND RECENT ACQUISITIONS


Free Cash Flow
Free Cash Flow adjusted for Acquisition Consideration
$150
$100
$50
$-
$(50)
(in millions)
2022
2023
2024

Acquisitions completed

SILVERTIP COMPLETION SERVICES | PAR FIVE ENERGY SERVICES LLC | AQUA PROP

Note: Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration are non-GAAP financial measures; see the reconciliation to Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration on the "Non-GAAP Reconciliation" slide.

PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.
10

© 2025 ProPetro Holding Corp. All Rights Reserved. 11 Highly complementary completions service offerings Substantial free cash flow(1) generation Reduces future capital spending burden Complementary cultures, operating philosophy, and geographic focus Horizontal integration and service diversification Advancing Growth Strategy Through Targeted M&A Wireline acquired in 2022 Cementing acquired in 2023 Wet Sand Solutions acquired in 2024 (1) Free Cash Flow is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 12 Confidence in Capital Returns $ 2 0 0 M S H A R E R E P U R C H A S E P R O G R A M Repurchases $111 Remaining $89 $- $50 $100 $150 $200 (in millions) • Dynamic capital allocations strategy to optimize long-term value • Increased plan by $100M on April 24, 2024, and extended plan to May 2025(1) • Retired 13M shares (11%) outstanding since inception through December 31, 2024 (1) Share repurchases will be dependent on working capital requirements, liquidity, strategic priorities, market conditions, share price, and other factors. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 13 E n t e r p r i s e V a l u e t o 2 0 2 5 E B I T D A Oilfield Services Valuation Source: Bloomberg valuation metrics as of February 14, 2025. ProPetro continues to be valued at a discount relative to other energy service companies. R E T U R N M E T R I C S C O M P A R E D - 3.0x 6.0x 9.0x 12.0x 15.0x EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 14 0% 100% 200% 2014 2016 2018 2020 2022 2024 OIH Index IXI Index • Improved capital discipline and industry consolidation • Deployment of industrial technologies and processes with an emerging contracting environment • Significant power generation demand in oil field, industrial, and data center sectors • Greater / improved focus on cash flow generation (FCFPS) • Capacity constrained / attrition and sustainable operating model • Excess and undisciplined capital availability and resulting overbuild • History of capital destruction under obsolete EBITDA growth model • Bias against hydrocarbons • Amplitude of industry cycles • Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks O I L S E R V I C E S I N D E X ( O I H ) V S . I N D U S T R I A L S E C T O R I N D E X ( I X I ) I n d e x p r i c e s n o r m a l i z e d An industrialized model deserves a valuation rerate. Transforming to an Industrialized Model Source: Bloomberg as of February 14, 2025. OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. FCFPS is defined as free cash flow per share. OFS is a reference to Oil Field Services. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 15 The Next Generation • Dual-fuel and electric technology differentiates ProPetro’s fleet in the industry • Lower capital intensity with higher operating efficiency • Tier IV DGB dual-fuel fleets: − Natural gas cost savings − Lower emissions • FORCE® electric fleets: − Fuel savings through electrification − Improved completions efficiency − Extended asset life Fleet Transformation to Match Customer Adoption 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024 2025e Tier II Diesel Tier IV Dual-Fuel Electric Frac Fleet Configuration D U A L - F U E L A N D F O R C E ® E L E C T R I C Note: “e” indicates management estimate. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 16 Tier IV DGB Dual-Fuel Fleet Performance Consuming natural gas versus diesel to reduce costs and lower emissions for customers Fleets utilizing Compressed Natural Gas (CNG) are delivering 60-70% natural gas substitution rates Seven Tier IV DGB Dual-Fuel fleets 0% 20% 40% 60% 80% 2022 2023 2024 (1) Represents the substitution rate of gallons of diesel displaced in our fleet. Calculated as (natural gas consumption * 7.8) / (diesel displaced + diesel consumed). Tier IV DGB Natural Gas Substitution Rates(1) EXHIBIT 99.2

EXHIBIT 99.2

FORCE® Fleet Performance

LEADING TECHNOLOGY DELIVERING VALUE

- Four FORCE® fleets operating, with a fifth to be deployed in 2025
- Lower emissions, quiet operations, and smaller operational footprint
- Significant fuel savings and 100% diesel displacement
- Extended equipment lifespan and reduced operating expenses



PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.

EXHIBIT 99.2

PROPWR

PROPWR: Meeting Power Demand with Runway for Growth

Aligned to Demand

Power demand for energy continues to grow. PROPWR enables ProPetro to access these growth markets, including the anticipated >4 GW of load growth in the Permian and >35 GW for U.S. data centers.

Complementary to FORCE®

PROPWR adds more certainty of mobile power generation capacity for ProPetro's FORCE® electric-powered hydraulic fracturing fleet transition strategy.

Diversification Opportunities

While geared towards oilfield power applications today, PROPWR will be highly competitive in serving all energy applications.

With PROPWR, ProPetro is poised to execute on our strategy of becoming the premier power services provider in the Permian Basin.

Sources: "BYOP (Bring Your Own Power): The Great AI Race for Electrons," Hart Energy, January 1, 2025; management estimates; MW represents megawatts and GW represents gigawatts.

PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.
18

EXHIBIT 99.2

PROPWR

Electricity Load Growth in the Permian

PROPWR is strategically positioned to meet the increasing and underserved electricity demand in the Permian Basin

- ~140 MW currently ordered, with more on the way
- ~150 MW to 200 MW expected for delivery in 2025 and 2026
- Actively negotiating long-term contracts for our incoming equipment


> 26 GW Total Addressable Market by 2038
Anticipated other oil and gas growth by 2028 ~2.5 GW
Anticipated demand for electric frac fleets by 2030 ~2.5 GW
PROPWR
~150 MW to 200 MW expected for delivery in 2025 and 2026
FØRCE
ProPetro's four electric fleets using 165 MW today

PROPETRO

Sources: ERCOT: Reliability Plan for the Permian Basin Region, July 25, 2024, referencing 26.4GW Total Load estimate; management estimates.

19

© 2025 ProPetro Holding Corp. All Rights Reserved. 20 Commercial Rationale Permian customers and commercial relationships Field service logistics and equipment maintenance excellence Electric frac expansion Production, Midstream, Electric Frac, Data Centers, Industrial and Residential Demands Proximity of power molecules in the Permian Employment of equipment with similar maintenance and logistics requirements Internal demand - vertical integration EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 21 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

EXHIBIT 99.2

Committed to Shareholder Value Creation

OUR LEADERSHIP

Company Management



Sam Sledge
Chief Executive Officer & Director



Adam Muñoz
President and Chief Operating Officer



David Schorlemer
Chief Financial Officer



Shelby Fietz
Chief Commercial Officer



Celina Davila
Chief Accounting Officer



Jody Mitchell
General Counsel

Board of Directors



Phillip A. Gobe
Chairman of the Board



Anthony Best
Lead Independent Director, Audit Committee Chair



Michele Vion
Independent Director, Compensation Committee Chair



Jack B. Moore
Independent Director, Nominating & Corporate Governance Committee Chair



G. Larry Lawrence
Independent Director



Spencer D. Armour III
Independent Director



Mary Ricciardello
Independent Director



Mark Berg
Independent Director



Alex Volkov
Independent Director

PROPETRO®
© 2025 ProPetro Holding Corp. All Rights Reserved.
22

© 2025 ProPetro Holding Corp. All Rights Reserved. 23 Investor Contacts INVESTOR RELATIONS DAVID SCHORLEMER Chief Financial Officer david.schorlemer@propetroservices.com 432.277.0864 MATT AUGUSTINE Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS 303 W Wall St., Suite 102 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2